UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 26, 2007

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PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

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Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue 10th Floor New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 212-307-3280

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The following press release was issued by PennantPark Investment Corporation on April 24, 2007:

PENNANTPARK INVESTMENT CORPORATION
ANNOUNCES INITIAL PUBLIC OFFERING

(New York, April 24, 2007) - PennantPark Investment Corporation ("Company") (NASDAQ GLOBAL MARKET: PNNT ) today announced the closing of its initial public offering of 20,000,000 shares on April 24, 2007 at a price of $15.00 per share. The Company is a business development company that invests primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine loans and equity. The underwriters have also been granted an over-allotment option to purchase an additional 3,000,000 shares at the initial public offering price. The joint book-running managers for the initial public offering are Bear, Stearns & Co. Inc., Banc of America Securities LLC, UBS Investment Bank and SunTrust Robinson Humphrey. The co-managers for this offering are Keefe, Bruyette & Woods, Friedman Billings Ramsey, Jefferies & Company and Robert W. Baird & Co.

This announcement does not constitute an offer to sell nor the solicitation of an offer to buy. The offer is made only by the Company's prospectus.

Copies of the Company's prospectus may be obtained in any state from only such of the underwriters as may lawfully offer these securities in compliance with the securities laws of such state. Investors should consider the investment objectives, risks, and charges and expenses of the Company carefully before investing. The prospectus contains this and other information about the Company, and should be read carefully before investing.

If you wish to receive additional information about the offering, please contact Aviv Efrat, Chief Financial Officer, 445 Park Avenue, 10th Floor, New York, NY 10022. To learn more about the Company, please visit us on our website at http://www.pennantpark.com.

Forward-Looking Statements

This press release may contain "forward-looking statements." All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Information or factors which could impact the Company and the forward-looking statements contained in this press release are included in the Company's filings with Securities and Exchange Commission. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation

/s/ Aviv Efrat
(Signature)

By:	Aviv Efrat
Title:	Chief Financial Officer
Date:	April 26, 2007